Exhibit 11(c)


                                  CPL Capital I
          Cumulative Quarterly Income Preferred Securities ("QUIPS"SM)*
               (liquidation preference $25 per preferred security)
                                  guaranteed by
                         Central Power and Light Company



                             Underwriting Agreement

                                                               May 8, 1997

Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         From time to time, CPL Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and Central Power and Light Company, a Texas corporation, as depositor of the Trust and as guarantor (the "Guarantor"), each proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Trust's Cumulative Quarterly Income Preferred Securities (liquidation preference $25 per preferred security) (the "Securities") representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, as set forth in a guarantee agreement (the "Guarantee") between the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"). The Securities represented by such Pricing Agreement are referred to as the "Designated Securities" with respect to such Pricing Agreement. The proceeds of the sale of the Securities and certain of the Trust's Common Securities (liquidation preference $25 per common security) (the "Common Securities") by the Trust are to be invested in Junior Subordinated Deferrable Interest Debentures (the "Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture (the "Indenture") between the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee"), as heretofore supplemented and amended, including by the supplemental indenture relating to the Subordinated Debentures in which the proceeds of the sale of the Designated Securities are to be invested.

         The  terms  and  rights  of  any  particular   issuance  of  Designated
Securities shall be as specified in the Pricing Agreement relating thereto.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Designated Securities, the initial public offering price of such Securities or the manner of determining such price, the terms of the Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Securities, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. Each of the Guarantor and the Trust, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-21149), as amended by Amendment No. 1 thereto (the "Initial Registration Statement"), in respect of the Securities, the Guarantee and the Subordinated Debentures (collectively, the "Registered Securities"), including a prospectus relating to the Registered Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which becomes effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424 of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, and post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened, to the knowledge of the Guarantor or the Trust, by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective (but excluding Form T-1) or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Registered Securities in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

                  (b) The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

                  (c) The Registration Statement, as of its effective date, and the Prospectus, at the time it is filed with the Commission, conform and will conform, as the case may be, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; neither the Registration Statement, nor any amendment thereto, as of the applicable effective date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto at the time it is filed with the Commission, does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall not apply to the part of the Registration Statement that constitutes the statement of eligibility on Form T-1 under the Trust Indenture Act of the Property Trustee, the Delaware Trustee and the Guarantor Trustee and any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

                  (d) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus as amended or supplemented, there has been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Guarantor and its subsidiaries, taken as a whole, or
         (ii) adverse development concerning the business or assets of the Guarantor and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended or supplemented (including the financial statements and notes thereto included or incorporated by reference therein).

                  (e) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and the Trust has conducted and will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Prospectus as amended or supplemented; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement (the "Trust Agreement") between the Guarantor and the trustees named therein (the "Trustees"), the Trust Certificate (as hereinafter defined) and the agreements and instruments contemplated by the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on current law, the Trust is not classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                  (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification except where the failure to so qualify would not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries, taken as a whole.

                  (g) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable.

                  (h)  The  Guarantor  has  no  significant   subsidiaries,   as
         "significant subsidiary" is defined in Rule 405 of Regulation C of the rules and regulations promulgated by the Commission under the Act.

                  (i) This Agreement has been duly authorized, executed and delivered by each of the Guarantor and the Trust.

                  (j) The Securities have been duly and validly authorized by the Trust in accordance with the Trust Agreement, and, when issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and be entitled to the benefits of the Trust Agreement; the Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; the issuance of the Securities is not subject to preemptive or other similar rights; and the terms of the Securities are valid and binding on the Trust; the Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (k) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending or, to the knowledge of the Guarantor, threatened to which the Guarantor or any of its subsidiaries is a party or to which any of the properties of the Guarantor or any of its subsidiaries is subject, which are required to be described in the Prospectus, as amended or supplemented; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus as amended or supplemented or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (l) The Guarantor (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole.

                  (m) The Common Securities have been duly and validly authorized by the Trust in accordance with the Trust Agreement and upon issuance and delivery by the Trust to the Guarantor against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and be entitled to the benefits of the Trust Agreement; the Common Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (n) The Guarantee Agreement has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and by the Guarantee Trustee will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Guarantee Agreement has been qualified under the Trust Indenture Act.

                  (o) The Subordinated Debentures have been duly and validly authorized by the Guarantor and when executed, authenticated and delivered in accordance with the Indenture will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and the Subordinated Debentures are entitled to the benefits of the Indenture.

                  (p) The Trust Agreement has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and by the Administrative Trustees will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Trust Agreement has been qualified under the Trust Indenture Act.

                  (q) The Indenture has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and the Debenture Trustee will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture has been qualified under the Trust Indenture Act.

                  (r) The Expense Agreement between the Guarantor and the Trust (the "Expense Agreement") has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and the Trust, will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                  (s) The Commission has entered an order (the "Order") under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), permitting to become effective the Form U-1 Application-Declaration filed by the Guarantor authorizing the creation of the Trust, the issue and sale of the Securities by the Trust, the issuance and delivery of the Common Securities by the Trust, the issuance and sale of the Subordinated Debentures by the Guarantor and the execution, delivery and performance of the Guarantee. A copy of such order heretofore entered by the Commission has been or will be delivered to Goldman, Sachs & Co. on behalf of the Representatives.

                  (t) The issue and sale of the Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement and any Pricing Agreement, the execution, delivery and performance by the Trust of the Expense Agreement, the purchase of the Subordinated Debentures by the Trust, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other material agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or governmental agency or body, other than the Order, which has been duly obtained and is in full force and effect, is required, for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement or any Pricing Agreement, except such as have been, or will have been prior to the Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Exchange Act, of the Registered Securities and the Securities, respectively, the qualification of the Trust Agreement, the Indenture and the Guarantee under the Trust Indenture Act, and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be subsequently obtained in the ordinary course of business, or as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters.

                  (u) The issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement and any Pricing Agreement, the execution, delivery and performance by the Guarantor of the Guarantee Agreement, the
         Subordinated Debentures, the Trust Agreement, the Indenture and the Expense Agreement, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other material agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or by-laws of the Guarantor or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or other governmental agency or body, other than the Order, which has been duly obtained and is in full force and effect, is required for the issue of the Guarantee or the consummation by the Guarantor of the other transactions contemplated by this Agreement or any Pricing Agreement, except the registration under the Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee Agreement under the Trust Indenture Act and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be subsequently obtained in the ordinary course of business, or as may be required under state securities or Blue Sky laws and in connection with the purchase of the Securities and distribution of the Securities by the Underwriters.

                  (v) Neither the Trust nor the Guarantor is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound.

                  (w) Neither the Trust nor the Guarantor is, and after giving effect to the offering and sale of the Securities, neither the Trust nor the Guarantor will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (x) There are no contracts, agreements or understandings between the Trust or the Guarantor and any person that grant such person the right to require the Trust or the Guarantor to file a registration statement under the Act with respect to any undivided beneficial interests in the assets of the Trust or any capital stock of the Guarantor owned or to be owned by such person or to require the Trust or the Guarantor to include such securities in the securities registered pursuant to the Registration Statement.

                  (y) Arthur Andersen LLP, who have certified certain financial statements of the Guarantor and the Guarantor's subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. Certificates for the Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in immediately available funds by wire transfer to an account designated in writing by the Trust as specified in such Pricing Agreement, all in the manner and at the place and time and date as the Representatives and the Trust may agree upon in writing, such time and date being herein called the "Time of Delivery".

         5. Each of the Trust and the Guarantor, jointly and severally, agrees with each of the Underwriters of any Designated Securities:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities, or, if applicable, such time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved in writing by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust or the Guarantor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Trust nor the Guarantor shall be required to qualify as a foreign corporation or trust or to qualify as a dealer in Securities or to file any general consents to service of process in any jurisdiction;

                  (c) To use its best efforts to furnish, prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of the applicable Pricing Agreement and from time to time during the period when a prospectus is required to be delivered under the Act by any Underwriter or dealer, the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and if, in the reasonable opinion of counsel to the Guarantor, the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would in the reasonable opinion of counsel for the Guarantor include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply in the reasonable opinion of counsel for the Guarantor with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, if any, which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Securities ceases, as determined by the Representatives on behalf of the Underwriters, and (ii) 30 days after the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Trust, any other beneficial interests of the Trust, or any preferred securities or any other securities of the Trust or the Guarantor, as the case may be, that are substantially similar to the Designated Securities, including the Guarantee, and including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Trust or the Guarantor, without the prior consent of the Representatives;

                  (f) To issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein;

                  (g) To use its best efforts to list, subject to notice of issuance, the Securities as contemplated herein;

                  (h) If the  Trust  and the  Guarantor  elect to rely upon Rule
         462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. The Guarantor covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trust's and the Guarantor's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, excluding the fees and disbursements of counsel for the Underwriters, except as set forth in clause (iii) below and
Section 11 hereof; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, the Guarantee, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities; (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys, not exceeding however $6,000 in the aggregate; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost and charges of the transfer agent or registrar; (vi) the cost of qualifying the Securities with The Depository Trust Company; (vii) all reasonable fees and expenses of the Trustees, the Debenture Trustee, the Guarantee Trustee and their counsel; (viii) all fees and expenses in connection with the listing of the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the Exchange Act; and (ix) the cost of preparing certificates for the Securities and the Subordinated Debentures. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Trust and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Trust and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Trust and the Guarantor have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Guarantor or the Representatives, threatened by the Commission;

                  (b) Sidley & Austin, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated each Time of Delivery for such Designated Securities, with respect to: the incorporation of the Guarantor; insofar as the federal laws of the United States or the General Corporation Law of the State of Delaware is concerned, the validity of the Registered Securities and the Subordinated Debentures; the Registration Statement and the Prospectus; and other related matters as the Representatives may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Richards, Layton & Finger, P.A., special Delaware counsel for the Guarantor and the Trust, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

                  (d) Milbank, Tweed, Hadley & McCloy, counsel for the Trust and the Guarantor, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

                  (e) Vinson & Elkins L.L.P., special Texas counsel for the Guarantor and the Trust, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

                  (f) Christy & Viener, special tax counsel for the Guarantor and the Trust, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

                  (g) On the date of the Pricing  Agreement for such  Designated
         Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, Arthur Andersen LLP shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives; (a draft of the form of letter to be delivered at a time prior to the execution of the Pricing Agreement, on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery may be attached as Annex III hereto);

                  Subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, there shall not have been any change or decrease specified in the letters required by subsection (g) of this Section 7 which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Designated Securities as contemplated by the Registration Statement and the Prospectus;

                  (h) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives;

                  (i) Since the respective dates as of which information is given in each of the Registration Statement and in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall have been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Guarantor and its subsidiaries, taken as a whole, or (ii) any adverse development concerning the business or assets of the Guarantor and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities (including the financial statements and notes thereto included or incorporated by reference in the Registration Statement);

                  (j) On or after the date of the Pricing Agreement relating to the Designated Securities no downgrading shall have occurred in the rating accorded the Securities or the Guarantor's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;

                  (k) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Guarantor's or the Trust's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                  (l) The Securities at each Time of Delivery shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange; and

                  (m) The Trust and the Guarantor shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for Designated Securities certificates of officers or Administrative Trustees of the Trust (as defined in the Trust Agreement), as applicable, of the Guarantor and the Trust, satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Trust and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and
         (i) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Trust and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each such Underwriter or such controlling person for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by it or them in connection with defending against any such losses, claims, damages or liabilities, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Guarantor shall have furnished any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages or liabilities arising out of or based upon (i) any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by any of the Underwriters for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (ii) the failure of any Underwriter to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Guarantor (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

         (b) Each of the Underwriters, severally and not jointly, agrees to indemnify and hold harmless the Trust and the Guarantor, each of their officers who signs the Registration Statement, each of their directors, each person who controls the Trust or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each other Underwriter and each person, if any, who so controls such other Underwriter, from and against any and all losses, claims, damages or liabilities, joint or several, to which any one or more of them may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each of them for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with defending against any such losses, claims, damages or liabilities of the character above specified arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or upon any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or
(ii) the failure of such Underwriter, due to the negligence of such Underwriter, to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Guarantor (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

         (c) Promptly after receipt by a party indemnified under this Section 8 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against a party granting an indemnity under this Section 8 (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof (thereby conceding that the action in question is subject to indemnification by the indemnifying party), with counsel reasonably satisfactory to such indemnified party, and shall pay the fees and disbursements of such counsel related to such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and representation of both parties would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of subsection (a), representing the indemnified parties under subsection (a) who are parties to such action and that all such fees and expenses shall be reimbursed as they are incurred) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that such liability shall be only in respect of the counsel referred to in clause (i) or (ii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section 8 shall be unenforceable under applicable law by an indemnified party, the Trust and the Guarantor, jointly and severally, agree to contribute to such indemnified party with respect to any and all losses, claims, damages and liabilities for which such indemnification provided for in this Section 8 shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of the Trust and the Guarantor on the one hand and the indemnified party on the other hand in connection with the statements or omissions which have resulted in such losses, claims, damages and liabilities, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Trust or the Guarantor if the Trust or the Guarantor, respectively, is not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Guarantor or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Trust, the Guarantor and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph were to be determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

         (e) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         (f) The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Trust and the Guarantor in the Underwriting Agreement shall remain operative and in full force regardless of
(i) any termination of the Underwriting Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust or the Guarantor, their directors or officers or any person controlling the Trust or the Guarantor and (iii) acceptance of and payment for any of the Designated Securities.

         9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Trust and the Guarantor shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Trust and the Guarantor that they have so arranged for the purchase of such Designated Securities, or the Trust or the Guarantor notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Trust and the Guarantor shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Trust and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which may be required in the opinion of counsel for the Guarantor. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Guarantor as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Designated Securities to be purchased at the respective Time of Delivery, then the Trust and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Guarantor as provided in subsection (a) above, the aggregate number of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate number of Designated Securities to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Trust and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Guarantor, except for the expenses to be borne by the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, the Guarantor or any officer, trustee or director or controlling person of the Trust or the Guarantor, and shall survive delivery of and payment for the Securities.

         11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither the Trust nor the Guarantor shall then be under any liability to any Underwriter with respect to the Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if any Pricing Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust or the Guarantor to comply with the terms or to fulfill any of the conditions of the Pricing Agreement (excluding those conditions set forth in Section 7(j) hereof), or if for any reason the Trust or the Guarantor shall be unable to perform its obligations under the Pricing Agreement, the Trust and the Guarantor will reimburse the Underwriters or such Underwriters who have so terminated the Pricing Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of Underwriters' counsel) reasonably incurred by such Underwriters in connection with the Pricing Agreement or the offering contemplated thereunder. Neither the Trust nor the Guarantor shall in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Trust or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust or the Guarantor, respectively, set forth in the Registration Statement, Attention:
Secretary;  provided,  however  that any notice to an  Underwriter  pursuant  to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers, trustees and directors of the Guarantor and the Trust and each person who controls the Trust, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof.

                                        Very truly yours,

                                        Central Power and Light Company



                                      By:
                                    Name:
                                   Title:



                                        CPL Capital I


                                      By: Central Power and Light Company, as
                                          Depositor


                                      By:
                                    Name:
                                   Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.



By:_____________________________
       (Goldman, Sachs & Co.)
        On behalf of each of the Underwriters

                                                                 Annex I

                                Pricing Agreement

                                                               May 8, 1997


Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.,
  As Representatives of the several
  Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York  10004



Ladies and Gentlemen:

          CPL Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and Central Power and Light Company, a Texas corporation (the "Guarantor"), each proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May 8, 1997 (the "Underwriting Agreement"), among the Trust and the Guarantor on the one hand and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Trust and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and the Guarantor for examination but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                Very truly yours,

                                CPL Capital I



                              By:______________________________
                            Name:
                           Title:


                                Central Power and Light Company


                              By:______________________________
                            Name:
                           Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.

By:
     (Goldman, Sachs & Co.)
       On behalf of each of the Underwriters

                                   SCHEDULE I

                                                          Number of
                                                    Designated Securities
      Underwriter                                     to be Purchased

Goldman, Sachs & Co.................................      1,090,000
Lehman Brothers Inc..................................     1,090,000
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated.......................      1,090,000
Smith Barney Inc....................................      1,090,000
Advest, Inc.......................................           40,000
Robert W. Baird & Co. Incorporated.. ..............          40,000
Bear, Stearns & Co. Inc...........................           75,000
J.C. Bradford & Co.................................          40,000
Alex, Brown & Sons Incorporated...................           75,000
Cowen & Company....................................          40,000
Dain Bosworth Incorporated.........................          40,000
Donaldson, Lufkin & Jenrette
                  Securities Corporation...........          75,000
A.G. Edwards & Sons, Inc...........................          75,000
EVEREN Securities, Inc.............................          75,000
Fahnestock & Co. Inc...............................          40,000
Interstate/Johnson Lane Corporation................          40,000
Janney Montgomery Scott Inc........................          40,000
Legg Mason Wood Walker, Incorporated...............          40,000
McDonald & Company Securities, Inc.................          40,000
McGinn, Smith & Co., Inc.............................        40,000
J.P. Morgan Securities Inc.........................          75,000
Morgan Keegan & Company, Inc.......................          40,000
The Ohio Company....................................         40,000
Olde Discount Corporation..........................          40,000
Oppenheimer & Co., Inc.............................          75,000
Piper Jaffray Inc..................................          40,000
Principal Financial Securities, Inc................          40,000
Prudential Securities Incorporated.................          75,000
Rauscher Pierce Refsnes, Inc.......................          40,000
Raymond James & Associates, Inc....................          40,000
The Robinson-Humphrey Company, Inc.................          40,000
Roney & Co., L.L.C.................................          40,000
Southwest Securities, Inc..........................          40,000
Stephens Inc.......................................          40,000
Trilon International Inc...........................          40,000
Tucker Anthony Incorporated........................          40,000
U.S. Clearing Corp.................................          40,000
Wheat, First Securities, Inc.......................          40,000
                                                        -----------
         Total......................................      6,000,000
                                                          =========

                                   SCHEDULE II

Title of Designated Securities:

8.00% Quarterly Income Preferred Securities, Series A

Number of Designated Securities:

6,000,000

Initial Offering Price to Public:

$25.00 per Preferred Security

Commission Payable to Underwriters:

$0.7875 per Preferred Security; provided, that such commission will be $0.50 per Preferred Security sold to certain institutions, in Federal (same day) Funds by wire transfer

Form of Designated Securities:

Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for trading in the Same Day Funds Settlement System of DTC, and to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC

Specified Funds for Payment of Purchase Price:

Federal (same day) Funds by wire transfer

Time of Delivery:

The Underwriters shall pay for, and the Designated Securities shall be concurrently delivered, at the Closing Location at 9:00 a.m. (New York City time), on May 14, 1997 or at such other place and time, not later than May 21, 1997, as shall be mutually agreed. In accordance with Rule 15c6-1(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Underwriters agree to this alternative date for payment of funds and delivery of the Designated Securities in lieu of that required by paragraphs (a) and (c) of Rule 15c6-1 of the Exchange Act.

Closing Location:

Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza
New York, New York  10005

Names and addresses of Representatives:

         Designated Representatives
         Address for Notices, etc.:

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Attention: Don Hansen

Lehman Brothers Inc.
3 World Financial Center
200 Vesey Street
New York, New York 10285
Attention: Greg Hall

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch & Co.
World Financial Tower
North Tower
New York, New York 10281
Attention: Joseph Lance

Smith Barney Inc.
390 Greenwich Street
New York, New York 10013
Attention: Edward  P. Meehan

                                                                ANNEX III


                      Form of letter of Arthur Andersen LLP
                    to be delivered pursuant to Section 7(e)


         Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder, and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

               (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or the Guarantor's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the
         Act  and  the  Exchange  Act  and  the  related   published  rules  and
         regulations;

               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d) respectively, of Regulation S-K;

               (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                           (B) any other  unaudited  income  statement  data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any  unaudited pro forma  consolidated  condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a  specified  date not more  than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for  the  period  from  the  date  of the  latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenue or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In  addition  to the  examination  referred  to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein) for the purposes of the letter delivered either (i) on the effective date of any post-effective amendment to the Registration Statement or Rule 462(b)
Registration Statement filed subsequent to the date of the Underwriting Agreement or (ii) at the Time of Delivery, as the case may be.